Summary Prospectus Supplement	June 30, 2014

Putnam Global Sector Fund
Summary Prospectus dated February 28, 2014

The section Your fund’s management is supplemented to reflect that the fund’s portfolio managers are now Aaron Cooper, Sheba Alexander, Isabel Buccellati, Jacquelyn Cavanaugh, Kelsey Chen, Steven Curbow, Christopher Eitzmann, Vivek Gandhi, Brian Hertzog, Greg Kelly, David Morgan, Ferat Ongoren, Walter Scully and Di Yao.

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